UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

UWHARRIE CAPITAL CORP

(Exact name of Registrant as Specified in Its Charter)

North Carolina	000-22062	56-1814206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 North First Street Albemarle, North Carolina		28001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 704-983-6181

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Uwharrie Capital Corp (the “Company”) Board of Directors has appointed Heather H. Almond as Chief Financial Officer of the Company and its banking subsidiary, Uwharrie Bank, effective January 1, 2022.  Mrs. Almond, age 33, began her employment with the Company in June of 2010 and most recently served as Chief Accounting Officer for the Registrant.

Mrs. Almond graduated from the University of North Carolina at Charlotte (UNC Charlotte) in 2010 with a B.S. in Accounting and in 2013 completed her Masters of Business Administration at UNC Charlotte. Heather graduated from Bond Math University in 2012 and Principals of Performance Advanced Program of Bond Mathematics in 2020.

Since beginning her employment with the Company in 2010, Mrs. Almond has held several positions within the Finance Department, including Financial Accountant, Balance Sheet Manager, and Controller.

Her primary focus during this time has been asset liability management, SEC reporting and managing the investment portfolio of the Company. As Chief Accounting Officer, under the supervision of then-Chief Financial Officer R. David Beaver, III, she has recently been focused on operational efficiencies, finance team succession and growth, and system integrations.  As Chief Financial Officer, Mrs. Almond will be responsible for the overall management of the finance and accounting functions, internal and external reporting, and for immediate and long-range strategic planning and performance for the organization.

R. David Beaver, III, has relinquished his title of Chief Financial Officer and remains the Chief Risk Officer of the Company and the President of Uwharrie Bank.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UWHARRIE CAPITAL CORP

Date: January 5, 2022	By:	/s/ Roger L. Dick
Roger L. Dick
Chief Executive Officer